COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Class A (CPXAX), Class C (CPXCX), Class F (CPXFX), Class I (CPXIX), Class R (CPRRX), Class T (CPXTX) and Class Z (CPXZX) Shares

Supplement dated June 18, 2018 to

Summary Prospectus and Prospectus dated May 1, 2018

Investment Advisory Agreement

The Board of Directors of the Fund has approved an amendment to the Fund’s Investment Advisory Agreement, offering a breakpoint relative to the monthly investment advisory fee that the Fund pays to Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). Effective close of business July 31, 2018, the Fund’s investment advisory fee will be reduced from an annual rate of 0.70% of the average daily net assets of the Fund to an annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

In addition, the Advisor has extended through June 30, 2020 its contractual agreement to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares, 1.20% for Class T shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund. The description of this contractual agreement in the Prospectus is updated to reflect the foregoing.

Accordingly, under the “Management of the Fund – The Advisor” section of the Prospectus, the following paragraphs are hereby deleted in their entirety and replaced with the following:

For its services under the Investment Advisory Agreement, effective close of business July 31, 2018, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion. This fee is allocated among the separate classes based on the classes’ proportionate share of such average daily net assets. Prior to close of business July 31, 2018, the Fund paid the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. The Fund’s effective investment advisory fee during 2017 was 0.69% of average daily net assets.

The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2020 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares, 1.20% for Class T shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

CPXPROSUP-0618